UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 24, 2006

                               Manaris Corporation
             (Exact name of registrant as specified in its charter)


          Nevada                       000-33199                  88-0467848
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(State or other jurisdiction      (Commission File No.)       (IRS Employer ID)
                                                              of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

On August 24, 2006, Robert Clarke resigned as a member of, and as Chairman of, the Board of Directors of Manaris Corporation (the "Company"), effective immediately. There was no disagreement or dispute between Mr. Clarke and the Company which led to his resignation. Mr. Simons has served as the Chairman of our Board of Directors since January 2003.

On August 24, 2006, our Board of Directors appointed John Simons as Chairman of our Board of Directors to fill the vacancy in the chairmanship created by Mr. Clarke's resignation. Mr. Simons has served as a member of our Board of Directors since May 2006.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1     Press Release dated August 29, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MANARIS CORPORATION


Dated: August 29, 2006                     By:  /s/ John G. Fraser
                                                 -------------------
                                                 John G. Fraser
                                                 President and Chief
                                                 Executive Officer